Exhibit 99.1

ICON Leasing Fund Eleven, LLC

Portfolio Overview
Second Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	2

Disposition Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	4

Performance Analysis	4

Transactions with Related Parties	4

Financial Statements	6

Forward Looking Statements	10

Additional Information	10

ICON Leasing Fund Eleven, LLC

As of October 18, 2013

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with our initial offering on April 21, 2005 through the closing of the offering on April 21, 2007.  Our operating period commenced in May 2007.  On March 26, 2012, our operating period was extended for three years with the intention of having a very limited liquidation period thereafter, if any. During our operating period, we will continue to seek to finance equipment subject to lease or to structure financings secured primarily by equipment.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended June 30, 2013:

Jurong Aromatics Corporation Pte. Ltd.
Investment Date:	05/15/2013	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore valued at $2,260,000,000.
Structure:	Loan
Expiration Date:	01/16/2021
Facility Amount:	$27,500,000
Equity Invested:	$11,100,000

NTS Communications, Inc.
Investment Date:	06/27/2013	Collateral:	All of the equipment and assets of NTS valued at $60,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$4,300,000
Equity Invested:	$2,365,000

ICON Leasing Fund Eleven, LLC

Investments Following the Quarter

The Fund made the following investment after the quarter ended June 30, 2013:

Murray Energy Corporation
Investment Dates:	08/15/2013 09/12/2013	Collateral:	Mining equipment acquired for $1,979,000 and $15,107,000.
Structure:	Lease
Expiration Dates:	08/31/2016 09/30/2015
Purchase Price:	$1,979,000 $15,107,000
Equity Invested:	$1,979,000 $10,121,000

Dispositions Following the Quarter

The Fund disposed of the following investment after the quarter ended June 30, 2013:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Disposition Date:	10/07/2013
Equity Invested:	$6,663,000
Total Proceeds Received:	$11,607,000

ICON Leasing Fund Eleven, LLC

Portfolio Overview

As of June 30, 2013, our portfolio consisted of the following investments:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	09/30/2013

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014

ZIM Integrated Shipping Services, Ltd.			The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011. ZIM’s remaining payment obligations continue until September 2014.
Structure:	Loan	Collateral:
Expiration Date:	09/30/2014

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

NTS Communications, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Expiration Date:	07/01/2017

Jurong Aromatics Corporation Pte. Ltd.			Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Structure:	Loan	Collateral:
Expiration Date:	01/16/2021

ICON Leasing Fund Eleven, LLC

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At June 30, 2013, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of June 30, 2013	$450,406,478
Leverage Ratio	0.02:1*
% of Receivables Collected in the Quarter Ended June 30, 2013	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**   Collections as of October 7, 2013.

Transactions with Related Parties

We entered into certain agreements with our Manager and with ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager is reimbursed for administrative expenses incurred in connection with our operations. In connection with the investments made for the period January 1, 2013 through the date of this report, our Manager suspended the collection of acquisition fees of approximately $1,350,000.

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties (continued)

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Although our Manager continues to provide the services described above, during the three and six months ended June 30, 2013, our Manager suspended the collection of management fees of approximately $135,000 and $782,000, respectively. Our Manager suspended the collection of management fees in the amounts of approximately $157,000 and $359,000 during the three and six months ended June 30, 2012, respectively.

During the three and six months ended June 30, 2013, our Manager suspended the collection of administrative expense reimbursements of approximately $128,000 and $325,000, respectively. During the three and six months ended June 30, 2012, our Manager suspended the collection of administrative expense reimbursements of approximately $101,000 and $101,000, respectively.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We did not pay any distributions to our Manager during the three months and six months ended June 30, 2013. During the three and six months ended June 30, 2012, we paid distributions to our Manager of $24,421 and $61,054, respectively. Additionally, our Manager’s interest in the net (loss) income attributable to us was $(534) and $4,506 for the three and six months ended June 30, 2013, respectively. Our Manager’s interest in the net income attributable to us was $24,095 and $25,621 for the three and six months ended June 30, 2012, respectively.

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Manager	Administrative expense reinbursements (1)	$-	$220,051	$-	$403,145

(1) Amount charged directly to operations.

At June 30, 2013 and December 31, 2012, we had a net receivable of approximately $12,000 and $12,000, respectively, with our Manager and its affiliates primarily relating to certain proceeds collected by our Manager on our behalf.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	June 30,2013 (unaudited)	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$19,213,948	$6,963,672
Current portion of net investment in notes receivable	8,339,342	6,492,866
Current portion of net investment in finance leases	1,834,949	5,370,040
Current portion of net investment in mortgage receivable	-	17,047,922
Asset held for sale	117,145	117,145
Other current assets	25,971	88,731
Deferred tax asset, net	-	1,415,947
Income tax receivable	1,525,563
Total current assets	31,056,918	37,496,323

Non-current assets:
Net investment in notes receivable, less current portion	10,617,057	12,028,654
Net investment in finance leases, less current portion	1,995,074	3,912,653
Leased equipment at cost (less accumulated depreciation of
$7,969,860 and $7,173,316, respectively)	5,001,971	5,798,515
Investment in joint ventures	11,423,733	141,496
Other non-current assets	91,735	83,096
Total non-current assets	29,129,570	21,964,414
Total assets	$60,186,488	$59,460,737
Liabilities and Equity
Current liabilities:
Accrued expenses and other liabilities	$1,156,133	$1,032,370
Total liabilities	1,156,133	1,032,370

Commitments and contingencies

Equity:
Members' equity:
Additional members	59,585,554	59,139,513
Manager	(2,626,089)	(2,630,595)
Accumulated other comprehensive income (loss)	108,552	(422,976)
Total members' equity	57,068,017	56,085,942
Noncontrolling interests	1,962,338	2,342,425
Total equity	59,030,355	58,428,367

Total liabilities and equity	$60,186,488	$59,460,737

ICON Leasing Fund Eleven, LLC
A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue and other income:
Finance income	$776,228	$1,655,199	$2,155,966	$3,372,314
Rental income	743,231	743,231	1,486,462	2,748,196
Income from investment in joint ventures	181,494	184,515	181,082	340,382
Gain on extinguishment of debt	-	2,052,960	-	2,052,960
Litigation settlement	-	171,100	-	171,100
Total revenue and other income	1,700,953	4,807,005	3,823,510	8,684,952

Expenses:
Administrative expense reimbursements	-	220,051	-	403,145
General and administrative	1,178,373	726,422	1,613,145	1,247,810
Vessel operating expense	-	835,484	-	1,047,506
Depreciation	398,272	398,272	796,544	2,121,985
Impairment loss	-	-	-	697,715
Interest	24,011	46,441	193,956	271,777
Loss (gain) on derivative financial instruments	9,067	(28,517)	(20,859)	(75,922)
Loss on disposition of assets of foreign investment	-	-	610,732	-
Total expenses	1,609,723	2,198,153	3,193,518	5,714,016
Income before income taxes	91,230	2,608,852	629,992	2,970,936
Income tax (expense) benefit	-	(54,848)	109,616	(117,196)
Net income	91,230	2,554,004	739,608	2,853,740
Less: Net income attributable to noncontrolling interests	144,664	144,455	289,061	291,669
Net (loss) income attributable to Fund Eleven	(53,434)	2,409,549	450,547	2,562,071

Other comprehensive income (loss):
Change in valuation of derivative financial instruments	-	24,085	-	144,331
Currency translation adjustments	57,932	(291,418)	(79,204)	(106,252)
Total other comprehensive income (loss)	57,932	(267,333)	(79,204)	38,079
Comprehensive income	149,162	2,286,671	660,404	2,891,819
Less: Comprehensive income attributable to noncontrolling interests	144,664	144,455	289,061	291,669
Comprehensive income attributable to Fund Eleven	$4,498	$2,142,216	$371,343	$2,600,150

Net (loss) income attributable to Fund Eleven allocable to:
Additional Members	$(52,900)	$2,385,454	$446,042	$2,536,450
Manager	(534)	24,095	4,505	25,621
	$(53,434)	$2,409,549	$450,547	$2,562,071

Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656	362,656	362,656
Net (loss) income attributable to Fund Eleven per weighted
average additional share of limited liability company
interests outstanding	$(0.15)	$6.58	$1.23	$6.99

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interest	Additonal Members	Manager	Accumulated Other Comprehensive Income	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	362,656	$59,139,513	$(2,630,595)	$(422,976)	$56,085,942	$2,342,425	$58,428,367

Net income	-	498,941	5,040	-	503,981	144,397	648,378
Disposition of assets of foreign investment	-	-	-	610,732	610,732	-	610,732
Currency translation adjustments	-	-	-	(137,136)	(137,136)	-	(137,136)
Cash distributions	-	-	-	-	-	(334,573)	(334,573)
Balance, March 31, 2013 (unaudited)	362,656	59,638,454	(2,625,555)	50,620	57,063,519	2,152,249	59,215,768

Net (loss) income	-	(52,900)	(534)	-	(53,434)	144,664	91,230
Currency translation adjustments	-	-	-	57,932	57,932	-	57,932
Cash distributions	-	-	-	-	-	(334,575)	(334,575)
Balance, June 30, 2013 (unaudited)	362,656	$59,585,554	$(2,626,089)	$108,552	$57,068,017	$1,962,338	$59,030,355

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income	$739,608	$2,853,740
Adjustments to reconcile net income to net cash
provided by operating activities:
Finance income	(211,153)	(500,464)
Rental income paid directly to lenders by lessees	-	(1,204,110)
Income from investment in joint ventures	(181,082)	(340,382)
Depreciation	796,544	2,121,985
Impairment loss	-	697,715
Interest expense paid directly to lenders by lessees	-	219,296
Interest expense from amortization of debt financing costs	-	11,047
Gain on debt extinguishment	-	(2,052,960)
Gain on derivative financial instruments	(20,859)	(75,922)
Deferred tax benefit	1,415,947)	(250,616)
Paid-in-kind interest income	(67,164)	-
Loss on disposition of assets of foreign investment	610,732	-
Changes in operating assets and liabilities:
Collection of finance leases	548,876	2,023,426
Other assets	75,087	(218,384)
Accrued expenses and other liabilities	147,658	(233,841)
Due (from) to Manager and affiliates	(11,801)	122,211
Distributions from joint ventures	-	339,842
Income tax receivable	(1,525,563)	-
Net cash provided by operating activities	2,316,830	3,512,583
Cash flows from investing activities:
Investment in note receivable	(3,201,000)	(483,899)
Proceeds from sales of leased equipment	2,849,437	6,885,829
Principal received on notes receivable	5,094,877	2,108,322
Principal received on mortgage note receivable	16,970,813	-
Investment in joint venture	(11,101,155)	-
Distributions received from joint ventures in excess of profits	-	43,095
Net cash provided by investing activities	10,612,972	8,553,347
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	--	5,000,000
Repayment of revolving line of credit, recourse	-	(5,000,000)
Repayment of long-term debt	-	(7,825,930)
Cash distributions to members	-	(6,105,318)
Distributions to noncontrolling interests	(669,148)	(669,147)
Net cash used in financing activities	(669,148)	(14,600,395)
Effects of exchange rates on cash and cash equivalents	(10,378)	(76)
Net increase (decrease) in cash and cash equivalents	12,250,276	(2,534,541)
Cash and cash equivalents, beginning of period	6,963,672	6,824,356
Cash and cash equivalents, end of period	$19,213,948	$4,289,815
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$8,167
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on long-term debt paid
directly to lenders by lessees	$-	$1,204,110

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.